UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM N-CSR


CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES


Investment Company Act file number 811-6581

Name of Fund:  Merrill Lynch Dragon Fund, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service: Terry K. Glenn, President, Merrill Lynch Dragon Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 12/31/03

Date of reporting period: 01/01/03 - 06/30/03

Item 1 - Attach shareholder report



(BULL LOGO)
Merrill Lynch Investment Managers


Semi-Annual Report
June 30, 2003


Merrill Lynch
Dragon Fund, Inc.


www.mlim.ml.com


Investing in emerging market securities involves a number of risk factors and special considerations, including restrictions on foreign investments and on repatriation of capital invested in emerging markets, currency fluctuations, and potential price volatility and less liquidity of securities traded in emerging markets. In addition, there may be less publicly available information about the issuers of securities, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. Therefore, the Fund is designed as a long-term investment for investors capable of assuming the risks of investing in emerging markets. The Fund should be considered as a vehicle for diversification and not as a complete investment program. Please refer to the prospectus for details.

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) on www.mutualfunds.ml.com; and
(3) on the Securities and Exchange Commission's website at http://www.sec.gov.



Merrill Lynch Dragon Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper



MERRILL LYNCH DRAGON FUND, INC.


Asset Allocation
As a Percentage* of
Net Assets as of
June 30, 2003


                         Percent of
Country                  Net Assets

India                        1.2%
Indonesia                    0.2
Singapore                   11.6
Malaysia                     5.2
Thailand                     7.2
China                       10.5
Hong Kong                   12.5
Taiwan                      20.8
South Korea                 27.1

*Total may not equal 100%.



Merrill Lynch Dragon Fund, Inc., June 30, 2003


DEAR SHAREHOLDER


Effective April 14, 2003, the share class names for the Merrill Lynch Family of mutual funds were changed to be consistent with the standard share classes of most other mutual fund families. As of that date, all Class A Shares were redesignated as Class I Shares. At the same time, Class D Shares were redesignated Class A Shares. There were no changes to the Class B or Class C share class labels. Trading symbols have not been changed nor have current eligibility rules or pricing structures. This redesignation of share classes does not impact your investment in any way.


Investment Review
For the six months ended June 30, 2003, Merrill Lynch Dragon Fund Inc.'s Class A, Class B, Class C and Class I Shares had total returns of +7.73%, +7.33%, +7.25% and +7.80%, respectively. (Fund performance does not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 4 and 5 of this report to shareholders.) The unmanaged benchmark Morgan Stanley Capital International (MSCI) All Country Far East (Ex-Japan) Free Index posted a return of +10.08% for the same period. (References to securities markets of all countries in this letter to shareholders correspond to those countries' market weightings in the MSCI Far East (Ex-Japan) Free Index and are in U.S. dollars unless otherwise noted.)

In Asian markets, the first half of the year was volatile with poor performance in the first few months as rising tensions in the Middle East, renewed fears over the U.S. economy and unnerving activity in North Korea contributed to weak markets. The market was also influenced by the outbreak of SARS and the uncertainty regarding the spread of the disease and its economic impact.

In South Korea, the SK Group accounting scandal added to weakness in the market and concerns over consumer credit quality lingered. China started the year in reasonable shape but investors became concerned that the SARS outbreak could derail the export machine and slow growth for longer than was first expected. Thailand continued its recent trend of outperformance as domestic growth and corporate profitability continued to drive share prices higher.

In the second quarter of 2003, global markets rallied strongly as the Iraq war came to a close and an improvement in economic data from the United States raised expectations of a recovery in global growth in the second half of the year. Asian markets performed well as optimism led to investors buying Asian equities as companies in the region are well positioned to benefit from a recovery in global growth. South Korean shares rose sharply as fiscal and monetary stimulus measures boosted confidence of a domestic recovery. Taiwan had a strong rally in June as its technology-heavy index soared on expectations of the global recovery bringing increased technology spending. The Chinese market suffered mixed fortunes during the period as the impact of SARS depressed equities in the first quarter only for the index to recover in the second quarter. The market rose on improving trends in SARS infection rates and the improving outlook for Chinese exporters as the renminbi, which is effectively pegged to the falling U.S. dollar, will help them gain global competitiveness. Despite being overweight, which was positive, China was a negative contributor to performance as holdings such as Tingyi Holding Corporation fell heavily.

Underperformance of the Fund was driven mainly by our overweight position in South Korea during the six-month period ended June 30, 2003 as the market fell heavily early in the year. The combination of tensions with North Korea, the SK Group accounting scandal and concerns regarding the consumer credit sector conspired to depress markets at the start of the year. However, the market did recoup some of its losses during the second quarter.

Thailand was a major plus for the portfolio as the positive trends in domestic growth and corporate profitability encouraged markets higher. Our overweight in the country was beneficial. In particular, our overweighted positions in the telecommunications company, Advanced Info Service Public Company Limited and PTT PLC, the energy company, were productive.

One of our major transactions toward the end of the period was to move from Hyundai Motor Company Ltd. to Hyundai Mobis. We believe that Hyundai Motor may be susceptible to falling new car sales and any weak confidence from the U.S. consumer, whereas Hyundai Mobis, with its more diverse business including car parts and servicing contracts, is likely to be more resilient and outperform in comparison.

We sold China Southern Airlines as SARS had impacted traffic and occupancy levels, leading to a profits warning from the company. There seems to be no immediate chance of recovery in the airline industry, so we used a slight run up in the price as a chance to exit.

Market Outlook
The recent rally has not affected our outlook for Asian markets. We believe the region is well placed to benefit from a global recovery and although the equity markets have already priced in some form of a second half-year recovery, recent economic data has been generally supportive. However, further positive signs are needed to sustain the rally. For this reason, we continue to favor those markets being driven by domestic growth such as Thailand.

The appreciation in markets has led to some shares appearing overvalued. We will continue to focus on companies that we believe have solid fundamentals and are trading at valuations that assume reasonable expectations for future growth. The portfolio contains a balance of defensive stocks offering a high yield and stocks with higher operational gearing likely to benefit from an upturn in the outlook for global growth.


In Conclusion
We thank you for your investment in Merrill Lynch Dragon Fund, Inc., and we look forward to reviewing our outlook and strategy with you in our next report to shareholders.


Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Nicholas D. Moakes)
Nicholas D. Moakes
Vice President and
Portfolio Manager



July 21, 2003



Merrill Lynch Dragon Fund, Inc., June 30, 2003


PERFORMANCE DATA


About Fund
Performance


Effective April 14, 2003, Class A Shares were redesignated Class I Shares and Class D Shares were redesignated Class A Shares.
Investors are able to purchase shares of the Fund through multiple pricing alternatives:

* Class A Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

* Effective June 1, 2001, Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. All Class B Shares purchased prior to June 1, 2001 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class I Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors, as detailed in the Fund's prospectus.

None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Average Annual
Total Return


                                   % Return Without   % Return With
                                     Sales Charge     Sales Charge**
Class A Shares*

One Year Ended 6/30/03                    -11.86%        -16.49%
Five Years Ended 6/30/03                  + 1.31         + 0.23
Ten Years Ended 6/30/03                   - 3.18         - 3.70

*Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



                                         % Return        % Return
                                       Without CDSC    With CDSC**
Class B Shares*

One Year Ended 6/30/03                    -12.62%        -16.12%
Five Years Ended 6/30/03                  + 0.48         + 0.09
Ten Years Ended 6/30/03                   - 3.95         - 3.95

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
**Assuming payment of applicable contingent deferred sales charge.



                                         % Return        % Return
                                       Without CDSC    With CDSC**
Class C Shares*

One Year Ended 6/30/03                    -12.54%        -13.41%
Five Years Ended 6/30/03                  + 0.50         + 0.50
Inception (10/21/94) through 6/30/03      - 8.51         - 8.51

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
**Assuming payment of applicable contingent deferred sales charge.



                                   % Return Without   % Return With
                                     Sales Charge     Sales Charge**
Class I Shares*

One Year Ended 6/30/03                    -11.62%        -16.26%
Five Years Ended 6/30/03                  + 1.59         + 0.50
Inception (10/21/94) through 6/30/03      - 7.56         - 8.13

*Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


Recent
Performance
Results

                                                                                           Ten Years/
                                                          6-Month          12-Month     Since Inception
As of June 30, 2003                                     Total Return     Total Return     Total Return
ML Dragon Fund, Inc. Class A Shares*                       + 7.73%          -11.86%          -27.62%
ML Dragon Fund, Inc. Class B Shares*                       + 7.33           -12.62           -33.19
ML Dragon Fund, Inc. Class C Shares*                       + 7.25           -12.54           -53.84
ML Dragon Fund, Inc. Class I Shares*                       + 7.80           -11.62           -49.49
MSCI All Country Far East (Ex-Japan) Free Index**          +10.08           - 5.25       -12.15/-43.28

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The
Fund's ten-year/since inception periods are ten years for Class A &
Class B Shares and from 10/21/94 for Class C & Class I Shares.
**This unmanaged capitalization-weighted Index is comprised of a representative sampling of stocks of large-, medium- and small-capitalization companies in Hong Kong, Indonesia, South Korea, the
Philippines, Singapore, China, Taiwan and Thailand that are freely purchasable by foreign investors. Ten-year/since inception total returns are for ten years and from 10/31/94, respectively.



SCHEDULE OF INVESTMENTS                                                                                   (in U.S. dollars)

                                     Shares                                                                      Percent of
COUNTRY      Industry*                Held                          Common Stocks                       Value    Net Assets
China        Batteries/Battery       965,500  BYD Company Limited 'H'                               $    2,172,890     2.2%
             Systems

             Electric Utilities    2,171,500  Beijing Datang Power Generation Company Limited 'H'          953,737     1.0
                                      33,200  Huaneng Power International, Inc.(ADR)(a)                  1,547,120     1.5
                                                                                                    --------------   ------
                                                                                                         2,500,857     2.5

             Food, Beverage &      6,316,200  Global Bio-chem Technology Group Company Limited           2,045,152     2.0
             Tobacco

             Oil & Gas               973,900  CNOOC Limited                                              1,436,219     1.4

             Real Estate           2,624,000  ++Beijing Capital Land Limited 'H'                           487,911     0.5

             Transportation        6,740,000  ++Sinotrans Limited 'H'                                    1,901,477     1.9

                                              Total Common Stocks in China                              10,544,506    10.5


Hong Kong    Agricultural          9,258,000  ++Euro-Asia Agricultural (Holdings) Company Limited               12     0.0
             Operations

             Commercial Banks        641,900  Bank of East Asia, Ltd.                                    1,267,642     1.2

             Diversified             368,700  Dah Sing Financial Group                                   1,834,481     1.8
             Financial Services

             Diversified             397,100  Swire Pacific Limited 'A'                                  1,736,452     1.7
             Industrial

             Electric Utilities      248,500  CLP Holdings Limited                                       1,086,649     1.1




Merrill Lynch Dragon Fund, Inc., June 30, 2003


SCHEDULE OF INVESTMENTS (continued)                                                                       (in U.S. dollars)

                                     Shares                                                                      Percent of
COUNTRY      Industry*                Held                          Common Stocks                       Value    Net Assets
Hong Kong    Real Estate             367,000  Cheung Kong (Holdings) Ltd.                           $    2,207,229     2.2%
(concluded)                          238,537  Sun Hung Kai Properties Ltd.                               1,205,204     1.2
                                                                                                    --------------   ------
                                                                                                         3,412,433     3.4

             Retail--Apparel         575,600  Esprit Holdings Limited                                    1,406,126     1.4

             Textiles              2,368,800  Texwinca Holdings Limited                                  1,883,339     1.9

                                              Total Common Stocks in Hong Kong                          12,627,134    12.5


India        Motor Vehicles          220,000  Hero Honda Motors Ltd.                                     1,198,709     1.2

                                              Total Common Stocks in India                               1,198,709     1.2


Indonesia    Commercial Banks      2,138,500  ++PT Bank Mandiri                                            174,968     0.2

                                              Total Common Stocks in Indonesia                             174,968     0.2


Malaysia     Banking & Financial     276,300  RHB Capital Berhad                                           122,881     0.1

             Cellular Telephones     783,900  Maxis Communications Berhad                                1,175,850     1.2

             Construction &           43,000  IJM Corporation Berhad                                        54,316     0.1
             Engineering

             Leisure                 830,160  Resorts World Berhad                                       2,140,939     2.1

             Tobacco                 118,100  British American Tobacco Berhad                            1,212,079     1.2

             Transportation          250,000  Malaysia International Shipping Corporation
                                              Berhad (Foreign)                                             496,711     0.5

                                              Total Common Stocks in Malaysia                            5,202,776     5.2


Singapore    Airlines                170,573  Singapore Airlines Limited                                 1,007,359     1.0

             Diversified Financial   319,962  DBS Group Holdings Limited                                 1,871,442     1.9
             Services                306,100  United Overseas Bank Ltd.                                  2,155,389     2.1
                                                                                                    --------------   ------
                                                                                                         4,026,831     4.0

             Food, Beverage &      2,373,500  People's Food Holdings Limited                             1,293,901     1.3
             Tobacco

             Logistics             1,754,000  SembCorp Logistics Limited                                 1,872,527     1.9

             Postal Services         623,000  ++Singapore Post Limited                                     240,568     0.2

             Real Estate             441,000  City Developments Limited                                  1,111,891     1.1

             Transportation        4,728,036  ++ComfortDelGro Corporation Limited                        2,161,311     2.1

                                              Total Common Stocks in Singapore                          11,714,388    11.6


South Korea  Apparel                 137,200  Cheil Industries Inc.                                      1,895,186     1.9

             Apparel & Textiles       20,800  Cheil Jedang Corporation                                     905,483     0.9

             Chemicals                53,270  LG Chem, Ltd.                                              2,140,611     2.1

             Cosmetics                10,420  Pacific Corporation                                        1,116,584     1.1

             Electronic Components    41,100  Samsung Electro Mechanics Co., Ltd.                        1,350,502     1.4

             Electronic Equipment     28,800  Samsung Electronics                                        8,559,230     8.5
             & Instruments

             Financial Services--     72,958  Kookmin Bank                                               2,198,818     2.2
             Commercial

             Home Furnishings         77,360  Hanssem Co., Ltd.                                            667,064     0.7

             Machinery & Engineering  67,650  Hyundai Mobis                                              1,735,850     1.7

             Steel                    91,047  POSCO (ADR)(a)                                             2,384,521     2.4

             Tobacco                  81,030  KT&G Corporation                                           1,336,368     1.3

             Wireless                 17,310  SK Telecom Co., Ltd.                                       2,956,249     2.9
             Telecommunication
             Services
                                              Total Common Stocks in South Korea                        27,246,466    27.1


Taiwan       Chemicals             1,085,000  Formosa Chemicals & Fibre Corporation                      1,216,354     1.2
                                     692,000  Formosa Plastic Corporation                                  963,721     1.0
                                                                                                    --------------   ------
                                                                                                         2,180,075     2.2

             Commercial Banks      3,789,398  ++SinoPac Holdings Company                                 1,385,030     1.4
                                   2,416,000  Taishin Financial Holdings Co., Ltd.                       1,256,515     1.2
                                                                                                    --------------   ------
                                                                                                         2,641,545     2.6

             Computers &             351,200  Ambit Microsystems Corp.                                   1,085,767     1.1
             Peripherals             254,000  Asustek Computer Inc.                                        642,155     0.6
                                     481,565  Benq Corporation                                             546,822     0.6
                                   1,147,060  Compal Electronics Inc.                                    1,537,809     1.5
                                     170,000  MediaTek Incorporation                                     1,704,421     1.7
                                     583,700  Quanta Computer Inc.                                       1,205,852     1.2
                                                                                                    --------------   ------
                                                                                                         6,722,826     6.7

             Diversified           3,065,804  ++Fubon Financial Holding Co., Ltd.                        2,453,706     2.4
             Financial Services

             Electronic Equipment    636,000  Hon Hai Precision Industry                                 2,306,212     2.3
             & Instruments

             Medical Supplies        380,000  Pihsiang Machinery Mfg. Co., Ltd.                          1,125,397     1.1

             Semiconductor           896,110  ++Taiwan Semiconductor Manufacturing Company               1,475,824     1.5
             Equipment & Products

             Steel                 2,922,974  China Steel Corporation                                    2,026,911     2.0

                                              Total Common Stocks in Taiwan                             20,932,496    20.8


Thailand     Building Materials      290,000  The Siam Cement Public Company Limited (Foreign
                                              Registered)                                                1,158,896     1.2

             Commercial Banks        562,100  ++Bangkok Bank Public Company Limited (Foreign)              902,515     0.9

             Energy                  636,000  PTT Public Company Limited                                 1,006,042     1.0
                                   1,068,000  Ratchaburi Electricity Generating Holding Public
                                              Company Limited (Foreign)                                    698,620     0.7
                                                                                                    --------------   ------
                                                                                                         1,704,662     1.7

             Real Estate           4,238,000  ++Sansiri Public Company Limited (Foreign)                   836,713     0.8

             Wireless              1,837,300  Advanced Info Service Public Company Limited
             Telecommunication                (Foreign Registered)                                       2,665,921     2.6
             Services

                                              Total Common Stocks in Thailand                            7,268,707     7.2


                                              Total Common Stocks (Cost--$92,375,930)                   96,910,150    96.3



Merrill Lynch Dragon Fund, Inc., June 30, 2003


SCHEDULE OF INVESTMENTS (concluded)                                                                      (in U.S. dollars)

                                     Shares                                                                      Percent of
COUNTRY      Industry*                Held                             Warrants                         Value    Net Assets
Thailand     Telecommunications      315,789  TelecomAsia Corporation Public Company Limited (c)    $            0     0.0%

                                              Total Warrants (Cost--$0)                                          0     0.0


                                              Total Long-Term Investments (Cost--$92,375,930)           96,910,150    96.3



                                   Beneficial
                                    Interest                    Short-Term Investments

                                  $4,583,609  Merrill Lynch Liquidity Series, LLC Cash Sweep
                                              Series I (b)                                               4,583,609     4.5

                                              Total Short-Term Investments (Cost--$4,583,609)            4,583,609     4.5


             Total Investments (Cost--$96,959,539)                                                     101,493,759   100.8
             Unrealized Depreciation on Forward Foreign Exchange Contracts**                                 (645)     0.0
             Liabilities in Excess of Other Assets                                                       (821,866)    (0.8)
                                                                                                    --------------   ------
             Net Assets                                                                             $  100,671,248   100.0%
                                                                                                    ==============   ======

*For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.
**Forward foreign exchange contracts as of June 30, 2003 were as follows:


Foreign Currency                        Settlement     Unrealized
Purchased                                  Date       Depreciation

IDR 1,457,922,375                       July 2003      $   (645)

Total Unrealized Depreciation on Forward
Foreign Exchange Contracts--Net
(US$ Commitment--$177,363)                             $   (645)
                                                       =========


++Non-income producing security.
(a)American Depositary Receipts.
(b)Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:


                                           Net          Interest
Affiliate                                Activity        Income

Merrill Lynch Liquidity Series, LLC
Cash Sweep Series I                     $4,583,609      $16,041


(c)Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

See Notes to Financial Statements.



STATEMENT OF ASSETS AND LIABILITIES

                  As of June 30, 2003
Assets:           Investments, at value (identified cost--$96,959,539)                                       $  101,493,759
                  Foreign cash (cost--$461,949)                                                                     461,293
                  Receivables:
                     Capital shares sold                                                   $      250,814
                     Dividends                                                                    146,198
                     Interest                                                                       3,675           400,687
                                                                                           --------------
                  Prepaid registration fees                                                                          29,613
                                                                                                             --------------
                  Total assets                                                                                  102,385,352
                                                                                                             --------------

Liabilities:      Unrealized depreciation on forward foreign exchange contracts                                         645
                  Payables:
                     Securities purchased                                                       1,324,117
                     Capital shares redeemed                                                      113,571
                     Other affiliates                                                              87,167
                     Investment adviser                                                            84,873
                     Distributor                                                                   34,129         1,643,857
                                                                                           --------------
                  Accrued expenses                                                                                   69,602
                                                                                                             --------------
                  Total liabilities                                                                               1,714,104
                                                                                                             --------------

Net Assets:       Net assets                                                                                 $  100,671,248
                                                                                                             ==============

Net Assets        Class A Shares of Common Stock, $.10 par value, 100,000,000 shares
Consist of:       authorized                                                                                 $      714,179
                  Class B Shares of Common Stock, $.10 par value, 200,000,000 shares
                  authorized                                                                                        366,439
                  Class C Shares of Common Stock, $.10 par value, 100,000,000 shares
                  authorized                                                                                         88,631
                  Class I Shares of Common Stock, $.10 par value, 100,000,000 shares
                  authorized                                                                                        359,322
                  Paid-in capital in excess of par                                                              262,673,476
                  Undistributed investment income--net                                     $      348,497
                  Accumulated realized capital losses on investments and foreign
                  currency transactions--net                                                (168,411,800)
                  Unrealized appreciation on investments and foreign currency
                  transactions--net                                                             4,532,504
                                                                                           --------------
                  Total accumulated losses--net                                                               (163,530,799)
                                                                                                             --------------
                  Net assets                                                                                 $  100,671,248
                                                                                                             ==============

Net Asset         Class A--Based on net assets of $47,763,069 and 7,141,793 shares
Value:                     outstanding                                                                       $         6.69
                                                                                                             ==============
                  Class B--Based on net assets of $23,079,644 and 3,664,390 shares
                           outstanding                                                                       $         6.30
                                                                                                             ==============
                  Class C--Based on net assets of $5,502,093 and 886,312 shares
                           outstanding                                                                       $         6.21
                                                                                                             ==============
                  Class I--Based on net assets of $24,326,442 and 3,593,215 shares
                           outstanding                                                                       $         6.77
                                                                                                             ==============

See Notes to Financial Statements.



Merrill Lynch Dragon Fund, Inc., June 30, 2003


STATEMENT OF OPERATIONS

                  For the Six Months Ended June 30, 2003
Investment        Dividends (net of $172,399 foreign withholding tax)                                        $    1,470,988
Income:           Interest                                                                                           16,041
                                                                                                             --------------
                  Total income                                                                                    1,487,029
                                                                                                             --------------

Expenses:         Investment advisory fees                                                 $      472,421
                  Account maintenance and distribution fees--Class B                              114,193
                  Transfer agent fees--Class A                                                    106,606
                  Custodian fees                                                                   66,236
                  Transfer agent fees--Class B                                                     64,513
                  Account maintenance fees--Class A                                                56,012
                  Transfer agent fees--Class I                                                     51,720
                  Accounting services                                                              42,296
                  Professional fees                                                                35,570
                  Registration fees                                                                27,271
                  Directors' fees and expenses                                                     26,650
                  Printing and shareholder reports                                                 25,692
                  Account maintenance and distribution fees--Class C                               25,514
                  Transfer agent fees--Class C                                                     14,193
                  Pricing fees                                                                      1,321
                  Other                                                                             8,324
                                                                                           --------------
                  Total expenses                                                                                  1,138,532
                                                                                                             --------------
                  Investment income--net                                                                            348,497
                                                                                                             --------------

Realized &        Realized loss on:
Unrealized Gain      Investments--net                                                         (6,437,744)
(Loss) on            Foreign currency transactions--net                                          (49,722)       (6,487,466)
Investments &                                                                              --------------
Foreign Currency  Change in unrealized appreciation/depreciation on:
Transactions--Net:   Investments--net                                                          14,202,231
                     Foreign currency transactions--net                                           (1,967)        14,200,264
                                                                                           --------------    --------------
                  Total realized and unrealized gain on investments and foreign
                  currency transactions--net                                                                      7,712,798
                                                                                                             --------------
                  Net Increase in Net Assets Resulting from Operations                                       $    8,061,295
                                                                                                             ==============

See Notes to Financial Statements.



STATEMENTS OF CHANGES IN NET ASSETS

                                                                                             For the Six         For the
                                                                                             Months Ended       Year Ended
                  Increase (Decrease) in Net Assets:                                        June 30, 2003     Dec. 31, 2002
Operations:       Investment income (loss)--net                                            $      348,497    $  (1,061,076)
                  Realized gain (loss) on investments and foreign currency
                  transactions--net                                                           (6,487,466)         5,144,682
                  Change in unrealized appreciation/depreciation on investments and
                  foreign currency transactions--net                                           14,200,264      (23,750,490)
                                                                                           --------------    --------------
                  Net increase (decrease) in net assets resulting from operations               8,061,295      (19,666,884)
                                                                                           --------------    --------------

Capital Share     Net decrease in net assets derived from capital share transactions          (5,591,456)      (28,060,792)
Transactions:                                                                              --------------    --------------

Net Assets:       Total increase (decrease) in net assets                                       2,469,839      (47,727,676)
                  Beginning of period                                                          98,201,409       145,929,085
                                                                                           --------------    --------------
                  End of period*                                                           $  100,671,248    $   98,201,409
                                                                                           ==============    ==============

                  *Undistributed investment income--net                                    $      348,497                --
                                                                                           ==============    ==============

See Notes to Financial Statements.



FINANCIAL HIGHLIGHTS

The following per share data and ratios                                                   Class A+++++
have been derived from information                           For the Six
provided in the financial statements.                        Months Ended                  For the Year
                                                               June 30,                 Ended December 31,
Increase (Decrease) in Net Asset Value:                          2003         2002         2001         2000          1999
Per Share         Net asset value, beginning of period         $   6.21     $   7.46     $   8.20     $  13.01     $   7.24
Operating                                                      --------     --------     --------     --------     --------
Performance:      Investment income (loss)--net++                   .03        (.04)        (.01)        (.09)       --++++
                  Realized and unrealized gain (loss)
                  on investments and foreign currency
                  transactions--net                                 .45       (1.21)        (.73)       (4.72)         5.77
                                                               --------     --------     --------     --------     --------
                  Total from investment operations                  .48       (1.25)        (.74)       (4.81)         5.77
                                                               --------     --------     --------     --------     --------
                  Net asset value, end of period               $   6.69     $   6.21     $   7.46     $   8.20     $  13.01
                                                               ========     ========     ========     ========     ========

Total Investment  Based on net asset value per share           7.73%+++     (16.76%)      (9.02%)     (36.97%)       79.70%
Return:**                                                      ========     ========     ========     ========     ========

Ratios to         Expenses                                       2.22%*        2.24%        1.91%        1.76%        1.77%
Average                                                        ========     ========     ========     ========     ========
Net Assets:       Investment income (loss)--net                   .93%*       (.60%)       (.14%)       (.83%)       (.02%)
                                                               ========     ========     ========     ========     ========

Supplemental      Net assets, end of period (in thousands)     $ 47,763     $ 46,866     $ 57,938     $ 64,046     $ 93,352
Data:                                                          ========     ========     ========     ========     ========
                  Portfolio turnover                             48.90%      141.69%       83.65%       66.85%       88.37%
                                                               ========     ========     ========     ========     ========

*Annualized.
**Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.
++++Amount is less than $(.01) per share.
+++Aggregate total investment return.
+++++Effective April 14, 2003, Class D Shares were redesignated
Class A Shares.

See Notes to Financial Statements.



Merrill Lynch Dragon Fund, Inc., June 30, 2003


FINANCIAL HIGHLIGHTS (concluded)

The following per share data and ratios                                                   Class B
have been derived from information                           For the Six
provided in the financial statements.                        Months Ended                  For the Year
                                                               June 30,                 Ended December 31,
Increase (Decrease) in Net Asset Value:                          2003         2002         2001         2000          1999
Per Share         Net asset value, beginning of period         $   5.87     $   7.11     $   7.89     $  12.61     $   7.07
Operating                                                      --------     --------     --------     --------     --------
Performance:      Investment income (loss)--net++                --++++        (.10)        (.07)        (.17)        (.07)
                  Realized and unrealized gain (loss)
                  on investments and foreign currency
                  transactions--net                                 .43       (1.14)        (.71)       (4.55)         5.61
                                                               --------     --------     --------     --------     --------
                  Total from investment operations                  .43       (1.24)        (.78)       (4.72)         5.54
                                                               --------     --------     --------     --------     --------
                  Net asset value, end of period               $   6.30     $   5.87     $   7.11     $   7.89     $  12.61
                                                               ========     ========     ========     ========     ========

Total Investment  Based on net asset value per share           7.33%+++     (17.44%)      (9.89%)     (37.43%)       78.36%
Return:**                                                      ========     ========     ========     ========     ========

Ratios to         Expenses                                       3.06%*        3.03%        2.74%        2.51%        2.58%
Average                                                        ========     ========     ========     ========     ========
Net Assets:       Investment income (loss)--net                   .11%*      (1.39%)       (.93%)      (1.58%)       (.82%)
                                                               ========     ========     ========     ========     ========

Supplemental      Net assets, end of period (in thousands)     $ 23,080     $ 25,148     $ 52,614     $ 99,097     $278,334
Data:                                                          ========     ========     ========     ========     ========
                  Portfolio turnover                             48.90%      141.69%       83.65%       66.85%       88.37%
                                                               ========     ========     ========     ========     ========




The following per share data and ratios                                                   Class C
have been derived from information                           For the Six
provided in the financial statements.                        Months Ended                  For the Year
                                                               June 30,                 Ended December 31,
Increase (Decrease) in Net Asset Value:                          2003         2002         2001         2000          1999
Per Share         Net asset value, beginning of period         $   5.79     $   7.01     $   7.77     $  12.42     $   6.97
Operating                                                      --------     --------     --------     --------     --------
Performance:      Investment income (loss)--net++                --++++        (.10)        (.07)        (.17)        (.07)
                  Realized and unrealized gain (loss)
                  on investments and foreign currency
                  transactions--net                                 .42       (1.12)        (.69)       (4.48)         5.52
                                                               --------     --------     --------     --------     --------
                  Total from investment operations                  .42       (1.22)        (.76)       (4.65)         5.45
                                                               --------     --------     --------     --------     --------
                  Net asset value, end of period               $   6.21     $   5.79     $   7.01     $   7.77     $  12.42
                                                               ========     ========     ========     ========     ========

Total Investment  Based on net asset value per share           7.25%+++     (17.40%)      (9.78%)     (37.44%)       78.19%
Return:**                                                      ========     ========     ========     ========     ========

Ratios to         Expenses                                       3.05%*        3.05%        2.73%        2.53%        2.56%
Average                                                        ========     ========     ========     ========     ========
Net Assets:       Investment income (loss)--net                   .09%*      (1.41%)       (.92%)      (1.60%)       (.85%)
                                                               ========     ========     ========     ========     ========

Supplemental      Net assets, end of period (in thousands)     $  5,502     $  5,434     $  7,565     $ 12,015     $ 26,436
Data:                                                          ========     ========     ========     ========     ========
                  Portfolio turnover                             48.90%      141.69%       83.65%       66.85%       88.37%
                                                               ========     ========     ========     ========     ========




The following per share data and ratios                                                   Class I+++++
have been derived from information                           For the Six
provided in the financial statements.                        Months Ended                  For the Year
                                                               June 30,                 Ended December 31,
Increase (Decrease) in Net Asset Value:                          2003         2002         2001         2000          1999
Per Share         Net asset value, beginning of period         $   6.28     $   7.52     $   8.25     $  13.04     $   7.24
Operating                                                      --------     --------     --------     --------     --------
Performance:      Investment income (loss)--net++                   .04        (.02)          .01        (.07)          .02
                  Realized and unrealized gain (loss)
                  on investments and foreign currency
                  transactions--net                                 .45       (1.22)        (.74)       (4.72)         5.78
                                                               --------     --------     --------     --------     --------
                  Total from investment operations                  .49       (1.24)        (.73)       (4.79)         5.80
                                                               --------     --------     --------     --------     --------
                  Net asset value, end of period               $   6.77     $   6.28     $   7.52     $   8.25     $  13.04
                                                               ========     ========     ========     ========     ========

Total Investment  Based on net asset value per share           7.80%+++     (16.49%)      (8.85%)     (36.73%)       80.11%
Return:**                                                      ========     ========     ========     ========     ========

Ratios to         Expenses                                       1.97%*        1.99%        1.66%        1.54%        1.49%
Average                                                        ========     ========     ========     ========     ========
Net Assets:       Investment income (loss)--net                  1.14%*       (.32%)         .13%       (.65%)         .19%
                                                               ========     ========     ========     ========     ========

Supplemental      Net assets, end of period (in thousands)     $ 24,326     $ 20,755     $ 27,813     $ 36,485     $ 34,211
Data:                                                          ========     ========     ========     ========     ========
                  Portfolio turnover                             48.90%      141.69%       83.65%       66.85%       88.37%
                                                               ========     ========     ========     ========     ========

*Annualized.
**Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.
++++Amount is less than $.01 per share.
+++Aggregate total investment return.
+++++Effective April 14, 2003, Class A Shares were redesignated
Class I Shares.

See Notes to Financial Statements.



Merrill Lynch Dragon Fund, Inc., June 30, 2003


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Dragon Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund offers multiple classes of shares. Effective April 14, 2003, Class A Shares were redesignated Class I Shares and Class D Shares were redesignated Class A Shares. The Fund's financial statements and financial highlights contained within this report reflect the new share class redesignation. Shares of Class A and Class I are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B and Class C Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official closing price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions and at the last available ask price for short positions. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including financial futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors. Occasionally, events affecting the values of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the market on which such securities trade) and the close of business on the NYSE. If events (for example, company announcement, natural disasters, market volatility) occur during such periods that are expected to materially affect the value for such securities, those securities may be valued at their fair market value as determined in good faith by the Fund's Board of Directors or by the investment adviser using a pricing service and/or procedures approved by the Board of Directors of the Fund.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movement and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar-denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Options--The Fund is authorized to write put and covered call options and purchase put and call options. When the Fund sells an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of 1.00%, on an annual basis, of the average daily value of the Fund's net assets. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management, Ltd. ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLAM U.K. provides investment advisory services to MLIM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                              Account         Distribution
                          Maintenance Fee          Fee

Class A                         .25%               --
Class B                         .25%              .75%
Class C                         .25%              .75%


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of
ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B and Class C shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.



Merrill Lynch Dragon Fund, Inc., June 30, 2003


NOTES TO FINANCIAL STATEMENTS (concluded)


For the six months ended June 30, 2003, FAMD earned underwriting discounts and direct commissions, and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:

                                     FAMD          MLPF&S

Class A                             $1,391        $10,267
Class I                             $    8        $   133


For the six months ended June 30, 2003, MLPF&S received contingent deferred sales charges of $10,018 and $1,117 relating to transactions in Class B and Class C Shares, respectively.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the six months ended June 30, 2003, the Fund reimbursed MLIM
$1,183 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, MLAM U.K., FDS, FAMD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2003 were $44,994,007 and $56,111,417, respectively.

Net realized losses for the six months ended June 30, 2003 and net unrealized gains (losses) as of June 30, 2003 were as follows:


                                                      Unrealized
                                       Realized          Gains
                                        Losses          (Losses)

Long-term investments             $  (6,437,744)     $    4,534,220
Foreign currency transactions           (49,722)            (1,716)
                                  --------------     --------------
Total                             $  (6,487,466)     $    4,532,504
                                  ==============     ==============


As of June 30, 2003 net unrealized appreciation for Federal income tax purposes aggregated $2,330,613, of which $10,359,598 related to appreciated securities and $8,028,985 related to depreciated securities. At June 30, 2003, the aggregate cost of investments for Federal income tax purposes was $99,163,146.


4. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions was $5,591,456 and $28,060,792 for the six months ended June 30, 2003 and the year ended December 31, 2002, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Six Months                         Dollar
Ended June 30, 2003++                    Shares           Amount

Shares sold                              141,508     $      893,998
Automatic conversion of shares           270,312          1,679,007
                                  --------------     --------------
Total issued                             411,820          2,573,005
Shares redeemed                        (815,680)        (5,064,305)
                                  --------------     --------------
Net decrease                           (403,860)     $  (2,491,300)
                                  ==============     ==============

++Effective April 14, 2003, Class D Shares were redesignated Class A
Shares.



Class A Shares for the Year                               Dollar
Ended December 31, 2002++                Shares           Amount

Shares sold                              275,973     $    2,042,291
Automatic conversion of shares         1,721,273         12,782,954
                                  --------------     --------------
Total issued                           1,997,246         14,825,245
Shares redeemed                      (2,219,416)       (16,308,537)
                                  --------------     --------------
Net decrease                           (222,170)     $  (1,483,292)
                                  ==============     ==============

++Effective April 14, 2003, Class D Shares were redesignated Class A
Shares.



Class B Shares for the Six Months                         Dollar
Ended June 30, 2003                      Shares           Amount

Shares sold                            2,257,212     $   13,237,097
Shares redeemed                      (2,587,717)       (15,244,560)
Automatic conversion of shares         (286,388)        (1,679,007)
                                  --------------     --------------
Net decrease                           (616,893)     $  (3,686,470)
                                  ==============     ==============



Class B Shares for the Year                               Dollar
Ended December 31, 2002                  Shares           Amount

Shares sold                            1,690,908     $   11,307,995
Shares redeemed                      (2,996,441)       (20,513,639)
Automatic conversion of shares       (1,810,039)       (12,782,954)
                                  --------------     --------------
Net decrease                         (3,115,572)     $ (21,988,598)
                                  ==============     ==============



Class C Shares for the Six Months                         Dollar
Ended June 30, 2003                      Shares           Amount

Shares sold                              367,004     $    2,055,367
Shares redeemed                        (419,276)        (2,380,013)
                                  --------------     --------------
Net decrease                            (52,272)     $    (324,646)
                                  ==============     ==============



Class C Shares for the Year                               Dollar
Ended December 31, 2002                  Shares           Amount

Shares sold                            1,241,141     $    8,412,552
Shares redeemed                      (1,381,634)        (9,569,682)
                                  --------------     --------------
Net decrease                           (140,493)     $  (1,157,130)
                                  ==============     ==============



Class I Shares for the Six Months                         Dollar
Ended June 30, 2003++                    Shares           Amount

Shares sold                            6,931,025     $   42,902,239
Shares redeemed                      (6,642,411)       (41,991,279)
                                  --------------     --------------
Net increase                             288,614     $      910,960
                                  ==============     ==============

++Effective April 14, 2003, Class A Shares were redesignated Class I
Shares.



Class I Shares for the Year                               Dollar
Ended December 31, 2002++                Shares           Amount

Shares sold                            8,163,629     $   58,816,648
Shares redeemed                      (8,556,868)       (62,248,420)
                                  --------------     --------------
Net decrease                           (393,239)     $  (3,431,772)
                                  ==============     ==============

++Effective April 14, 2003, Class A Shares were redesignated Class I
Shares.


5. Short-Term Borrowings:
The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of ..09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 29, 2002, the credit agreement was renewed for one year under the same terms, except that the commitment was reduced from $1,000,000,000 to $500,000,000. The Fund did not borrow under the credit agreement during the six months ended June 30, 2003.


6. Capital Loss Carryforward:
On December 31, 2002, the Fund had a net capital loss carryforward of $159,229,381, of which $4,652,377 expires in 2004, $2,581,766 expires in 2005, $133,350,738 expires in 2006 and $18,644,500 expires in 2009. This amount will be available to offset like amounts of any future taxable gains.


7. Commitments:
At June 30, 2003, the Fund had entered into foreign exchange contracts, in addition to the contracts listed on the Schedule of Investments, under which it had agreed to purchase various foreign currencies with an approximate value of $754,000.



Merrill Lynch Dragon Fund, Inc., June 30, 2003


PORTFOLIO INFORMATION


As of June 30, 2003

                                               Percent of
Ten Largest Equity Holdings                    Net Assets

Samsung Electronics                                8.5%
SK Telecom Co., Ltd.                               2.9
Advanced Info Service Public Company Limited
   (Foreign Registered)                            2.6
Fubon Financial Holding Co., Ltd.                  2.4
POSCO (ADR)                                        2.4
Hon Hai Precision Industry                         2.3
Cheung Kong (Holdings) Ltd.                        2.2
Kookmin Bank                                       2.2
BYD Company Limited 'H'                            2.2
ComfortDelGro Corporation Limited                  2.1



                                               Percent of
Five Largest Industries*                       Net Assets

Electronic Equipment & Instruments                10.8%
Diversified Financial Services                     8.2
Computers & Peripherals                            6.7
Real Estate                                        5.8
Wireless Telecommunication Services                5.5

*For Fund compliance purposes, "Industries" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.




OFFICERS AND DIRECTORS


Terry K. Glenn, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Roscoe S. Suddarth, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Robert C. Doll, Jr., Senior Vice President
Nicholas D. Moakes, Vice President
Donald C. Burke, Vice President and Treasurer
Phillip S. Gillespie, Secretary



Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863



Item 2 - Did registrant adopt a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party? If not, why not? Briefly describe any amendments or waivers that occurred during the period. State here if code of ethics/amendments/waivers are on website and give website address-. State here if fund will send code of ethics to shareholders without charge upon request--N/A (annual requirement only and not required to be answered until the registrant's fiscal year-end on or after July 15, 2003)

Item 3 - Did the registrant's board of directors determine that the registrant either: (i) has at least one audit committee financial expert serving on its audit committee; or (ii) does not have an audit committee financial expert serving on its audit committee? If yes, disclose name of financial expert and whether he/she is "independent," (fund may, but is not required, to disclose name/ independence of more than one financial expert) If no, explain why not. -N/A (annual requirement only and not required to be answered until the registrant's fiscal year-end on or after July 15, 2003)

Item 4 - Disclose annually only (not answered until December 15,
2003)

(a) Audit Fees - Disclose aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. N/A.

(b) Audit-Related Fees - Disclose aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(c) Tax Fees - Disclose aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.
Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(d) All Other Fees - Disclose aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs
(a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. N/A.

(e)(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. N/A.

(f) If greater than 50%, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees. N/A.

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant. N/A.

(h) Disclose whether the registrant's audit committee has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. N/A.

Item 5 - If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act, state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee in Section 3(a)(58)(B) of the Exchange Act, so state.

If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act regarding an exemption from the listing standards for audit committees. N/A

(Listed issuers must be in compliance with the new listing rules by the earlier of their first annual shareholders meeting after January 2004, or October 31, 2004 (annual requirement))

Item 6 - Reserved

Item 7 - For closed-end funds that contain voting securities in their portfolio, describe the policies and procedures that it uses to determine how to vote proxies relating to those portfolio securities. N/A

Item 8--Reserved

Item 9(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

Item 9(b)--There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 - Exhibits

10(a) - Attach code of ethics or amendments/waivers, unless code of ethics or amendments/waivers is on website or offered to shareholders upon request without charge. N/A.

10(b) - Attach certifications pursuant to Section 302 of the Sarbanes-Oxley Act. Attached hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Merrill Lynch Dragon Fund, Inc.


By:    _/s/ Terry K. Glenn_______
       Terry K. Glenn,
       President of
       Merrill Lynch Dragon Fund, Inc.


Date: August 21, 2003


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    _/s/ Terry K. Glenn________
       Terry K. Glenn,
       President of
       Merrill Lynch Dragon Fund, Inc.


Date: August 21, 2003


By:    _/s/ Donald C. Burke________
       Donald C. Burke,
       Chief Financial Officer of
       Merrill Lynch Dragon Fund, Inc.


Date: August 21, 2003



Attached hereto as a furnished exhibit are the certifications pursuant to Section 906 of the Sarbanes-Oxley Act.